ING EQUITY TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING FUNDS TRUST

(collectively “Registrants”)

Supplement dated January 18, 2012

to the Current Prospectuses of each of the

above-named Funds of the above-named Registrants.

Effective immediately, each Registrant’s current Prospectuses are hereby revised as follows:

1.               The following is added to the second bullet point of the third paragraph of the section entitled “Sales Charges — Reduced or Waived Front-End Sales Charges” of each Prospectus:

Class A shares may also be purchased at NAV by shareholders that purchase Funds through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares.

2.               The sixth paragraph of the section entitled “Sales Charges — Class A Shares” in the Prospectuses for ING Mayflower Trust and ING Mutual Funds (except ING Diversified International Fund) are deleted in their entirety and replaced with the following:

Shareholders that purchased funds that were part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Funds.

3.               The fifth paragraph of the section entitled “Sales Charges — Class A Shares” in the Prospectuses for ING Equity Trust and ING Diversified International Fund are deleted in their entirety and replaced with the following:

Shareholders that purchased funds that were part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Funds.

4.               The following paragraph is added as the fifth paragraph in the section entitled “Sales Charges — Class A Shares”  in the Prospectuses for ING Funds Trust are deleted in their entirety and replaced with the following:

Shareholders that purchased funds that were part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE